                                                                    EXHIBIT 99.3

                            THE WALT DISNEY COMPANY
                             COMMON STOCK POLICIES

     The following policies pertaining to the Common Stock of The Walt Disney Company (the "Corporation") may be modified, amended, suspended, added to or rescinded from time to time by the Board of Directors of the Corporation (the "Board"), acting in its sole discretion, and exceptions thereto may be made from time to time by the Board, acting in its sole discretion, with or without the approval of the Corporation's stockholders, subject in each case to any limitations set forth in the Restated Certificate of Incorporation (the "Certificate of Incorporation") of the Corporation and to any limitations imposed by the fiduciary duties of the Board or applicable law. All capitalized terms used but not defined herein have the respective meanings assigned thereto in the Certificate of Incorporation. Notwithstanding anything contained herein to the contrary, the following policies shall not become effective until the Effective Date.

1.   Internet Group
     --------------

     The following interests shall be attributed to the Internet Group:

     (i) all of the interests of the Corporation and its subsidiaries in each of the following:

        .  Buena Vista Internet Group, a California corporation;
        .  Buena Vista Internet Group Commerce, a California corporation;
        .  Infoseek Corporation, a Delaware corporation;
        .  Infoseek Corporation, a California corporation;
        .  Starwave Corporation, a Washington corporation;
        .  DOL Online Investments, Inc., a California corporation;
        . ABC News/Starwave Partners, d/b/a ABC News Internet Ventures, a New York general partnership;
        .  ESPN Online Investments, Inc., a Delaware corporation;
        . ESPN/Starwave Partners, d/b/a ESPN Internet Ventures, a New York general partnership;
        .  ABC Multimedia Inc., a Delaware corporation;
        .  Subtle Differences Internet Service, a California corporation;
        .  Disney Direct Marketing Services, Inc., a Delaware corporation;
        .  The Walt Disney Catalog, Inc., a California corporation; and
        .  GO Online Inc., a California corporation.

  (ii) all of the rights, title and interests attributed to the Internet Group pursuant to the resolutions of the Board entitled "Internet Stock Attributed Interests" approved concurrently with the Board's approval of these Common Stock Policies, including, without limitation, the current internet operations identified on Annex A hereto; and

  (iii) any subsidiaries or equity investees of or successors to the companies or interests identified in the foregoing clauses (i) and (ii).

Such companies, investees and subsidiaries thereof or successors thereto are referred to collectively as the "Internet Group Companies."

  It is the current intention of the Corporation to (i) attribute all of the Corporation's present and future interests worldwide in its internet businesses to the Internet Group and (ii) pursue a broadband internet distribution business through the Internet Group. For the avoidance of doubt, content owned by the Corporation and attributed to the Parent Group shall not be attributed to the Internet Group. Such content may be made available to the Internet Group on a non-exclusive basis on terms determined from time to time by or under the supervision of the Board.

  Any liabilities and expenses relating to Goto.com v. The Walt Disney Company,
                                           ------------------------------------
Disney Enterprises, Inc., Infoseek Corporation and Montrose Corporation,
-----------------------------------------------------------------------
U.S.D.C. for the Central District of California (Case No. 99-01674 TJH) will be attributed to the Parent Group and shall not be attributed to the Internet Group.

2.   Dividend Policy
     ---------------

     Pursuant to the Certificate of Incorporation, (i) dividends on Parent Stock may be declared and paid only out of the lesser of the funds of the Corporation legally available therefor and the Parent Group Available Dividend Amount and
(ii) dividends on Internet Stock may be declared and paid only out of the lesser of the funds of the Corporation legally available therefor and the Internet Group Available Dividend Amount.

     Subject to the foregoing limitations and any preferential rights of any series of preferred stock of the Corporation, holders of shares of Common Stock of either class will be entitled to receive dividends on such stock when, as and if authorized and declared by the Board. The payment of dividends on the Common Stock will be a business decision to be made by the Board from time to time based upon the results of operations, financial condition and capital requirements of the Corporation and such other factors as the Board considers relevant. Payment of dividends on the Common Stock may be restricted by loan agreements, indentures and other transactions entered into by the Corporation from time to time.

     Pursuant to the Certificate of Incorporation, the Board may at any time declare and pay dividends exclusively on Parent Stock, exclusively on Internet Stock or on both such classes in equal or unequal amounts, notwithstanding the relative amounts of the Parent Group Available Dividend Amount and the Internet Group Available Dividend Amount, the amount of dividends previously declared on each class of Common Stock, the respective voting or liquidation rights of each class of Common Stock or any other factor.

     With respect to the Internet Stock, because the Internet Group is expected to require significant capital commitments to finance its operations and fund its future growth, the Corporation does not expect to pay any dividends on shares of Internet Stock for the foreseeable future.

3.   Treasury and Cash Management Policies
     -------------------------------------

     The Corporation will manage most treasury activities on a centralized, consolidated basis. These activities will include the investment of surplus cash, the issuance, repayment and repurchase of short-term and long-term debt and the issuance and repurchase of Common Stock and preferred stock. Each Group will remit its cash receipts (other than receipts of foreign operations or subsidiaries that are not wholly owned) to the Corporation, and the Corporation will generally fund each Group's cash disbursements (other than disbursements of foreign operations or subsidiaries that are not wholly owned), on a daily basis.

     After the date on which Internet Stock is first issued, the following will apply:

      (i) The Corporation will attribute each future incurrence or issuance of external debt or preferred stock (and the proceeds thereof) to the Parent Group, except in cases where the Board determines otherwise. The Board may determine from time to time to attribute an incurrence or issuance of debt or preferred stock (and the proceeds thereof) to the Internet Group to the extent that the Corporation incurs or issues the debt or preferred stock for the benefit of the Internet Group, but the Board will not be required to do so.

      (ii) The Corporation will attribute each future issuance of Parent Stock (and the proceeds thereof) to the Parent Group. The Corporation may attribute any future issuance of Internet Stock (and the proceeds thereof) to the Parent Group in respect of the Number of Shares Issuable with Respect to the Retained Interest or to the Internet Group.

     (iii) Dividends on Parent Stock will be charged against the Parent Group, and dividends on Internet Stock will be charged against the Internet Group. At the time of any dividend on Internet Stock while the Number of Shares Issuable with Respect to the Retained Interest is greater than zero, the Corporation will attribute to the Parent Group in proportion to the Number of Shares Issuable with Respect to the Retained Interest a corresponding amount in respect of the Number of Shares Issuable with Respect to the Retained Interest.

      (iv) Repurchases of Parent Stock will be charged against the Parent Group. Repurchases of Internet Stock may be charged either against the Internet Group or the Parent Group as determined by the Board in its sole discretion. If a repurchase of Internet Stock is charged against the Parent Group, the Number of Shares Issuable with Respect to the Retained Interest will be increased by the number of shares so repurchased.

      (v) Whenever the Internet Group holds cash (other than cash of the Internet Group's foreign operations or cash of the Internet Group's subsidiaries that are not wholly owned), the Internet Group will normally transfer that cash to the Corporation, which will attribute interest on such cash, at the Corporation's short-term borrowing rate, to the Internet Group. Conversely, whenever the Internet Group has a cash need (other than cash needs of the Internet Group's foreign operations or cash needs of the Internet Group's subsidiaries that are not wholly owned), the Corporation will normally fund that cash need. However, the Board will retain ultimate authority at all times to determine, in its sole discretion, whether to provide any particular funds to either Group and will not be obligated to do so. As of immediately prior to the first Issuance of Internet Stock, cash and cash equivalents aggregating an amount equal to the amount of working capital (i.e., current assets, including cash, minus current liabilities) reflected on the balance sheet of Infoseek Corporation ("Infoseek") as of October 2, 1999, less (i) any amount paid by the Corporation pursuant to the Maintenance Rights Letter Agreement, dated as of July 10, 1999 by and between the Corporation and Infoseek and (ii) the sum of the exercise price of each option exercised under Infoseek's Employee Stock Purchase Plan on or after July 10, 1999 multiplied by the respective number of shares of each such option, shall have been allocated to the Internet Group.

      (vi) The Corporation will account for all cash transfers from one Group to or for the account of the other Group (other than transfers in return for assets or services rendered or transfers in respect of the Number of Shares Issuable with Respect to the Retained Interest that correspond to dividends paid on Internet Stock) as inter-Group short-term loans unless (i) the Board determines that a given transfer (or type of transfer) should be accounted for as a long-term loan, (ii) the Board determines that a given transfer (or type of transfer) should be accounted for as a capital contribution increasing the Number of Shares Issuable with Respect to the Retained Interest, or (iii) the Board determines that a given transfer (or type of transfer) should be accounted for as a return of capital reducing the Number of Shares Issuable with Respect to the Retained Interest. There are no specific criteria to determine when the Corporation will account for a cash transfer as a long-term loan, a capital contribution or a return of capital rather than an inter-Group revolving credit advance; provided, however, that cash advances from the Corporation or the
         --------  -------
Parent Group to the Internet Group up to $250 million on a cumulative basis (except as contemplated by Section 2.6.14(D) of the Certificate of Incorporation) shall be accounted for as short-term or long-term loans at interest rates at which the Corporation could borrow such funds and shall not be accounted for as a capital contribution. The Board will make such a determination in the exercise of its business judgment at the time of such transfer based upon all relevant circumstances. Factors the Board may consider include, without limitation, the current and projected capital structure of each Group; the financing needs and objectives of the recipient Group; the availability, cost and time associated with alternative financing sources; and prevailing interest rates and general economic conditions.

     (vii) Cash transfers accounted for as inter-Group short-term loans will bear interest at the rate at which the Corporation could borrow such funds. In addition, any cash transfers accounted for as a long-term loan will have interest rates, amortization, maturity, redemption and other terms that reflect the then-prevailing terms on which the Corporation could borrow such funds.

     (viii) Any cash transfer from the Parent Group to the Internet Group (or for its account) accounted for as a capital contribution will correspondingly increase the Internet Group's equity account and the Number of Shares Issuable with Respect to the Retained Interest.

     (ix) Any cash transfer from the Internet Group to the Parent Group (or for its account) accounted for as a return of capital will correspondingly reduce the Internet Group's equity account and the Number of Shares Issuable with Respect to the Retained Interest.

      (x) In the event that the Corporation exercises any convertible securities or similar rights to increase the Number of Shares Issuable with Respect to the Retained Interest, the cash proceeds of such exercise shall be allocated to the Internet Group.

4.   Corporate General and Administrative Services and Facilities
     ------------------------------------------------------------

     The Corporation will allocate the cost of corporate general and administrative services and facilities between the Groups generally based upon utilization. Where determinations based on utilization alone are impracticable, the Corporation will use other methods and criteria that management believes to be equitable and to provide a reasonable estimate of the cost attributable to each Group. Except as otherwise determined by management, the allocated costs of providing such services and facilities will include, without limitation, the following:

     (i) all costs and expenses of personnel employed in connection with such services and facilities, including, without limitation, all direct costs of such personnel, such as payroll, payroll taxes and fringe benefit costs (calculated at the appropriate annual composite rate therefor);

     (ii) all overhead costs and expenses directly related to such personnel and the services or facilities provided by them (including, without limitation, departmental, divisional and administrative overhead and a reasonable allocation of capital charges for assets used to provide such services or facilities, including, without limitation, facilities, equipment and training); and

     (iii) all materials used in connection with such services or facilities, billed at their net cost to the provider of the services or facilities plus all overhead costs and expenses related to such materials (including, without limitation, departmental, divisional and administrative overhead and a reasonable allocation of capital charges for assets used to provide such materials).

     Except as may otherwise be specifically provided pursuant to the terms of any agreements between the Groups or any resolutions of the Board, the corporate general and administrative services and facilities to be allocated between the Groups will include, without limitation, the following:

     (a) legal services;

     (b) accounting services (tax and financial);

     (c) treasury services;

     (d) tax planning services;

     (e) strategic planning services;

     (f) insurance and deductibles payable in connection therewith;

     (g) employee benefit plans and administration thereof;

     (h) information and telecommunications systems;

     (i) purchasing and material procurement;

     (j) advertising, marketing and promotions;

     (k) public relations and investor relations;

     (l) shareholder services;

     (m) corporate reporting;

     (n) corporate travel;

     (o) intranet support services (i.e., hosting, maintenance, operational and other technical support for intranet computer systems);

     (p) employee services (i.e., employees of either Group may from time to time provide services to the other Group), including the services of senior executives of the Corporation;

     (q) services relating to the board of directors; and

     (r) corporate offices, warehouses and other facilities.

Notwithstanding anything contained in this Paragraph 7 to the contrary, the costs associated with corporate general and administrative services and facilities allocated to the Internet Group (less costs associated with direct incentive compensation for employees of the Internet Group) for each of fiscal year 1999, 2000 and 2001 will not exceed $7.5 million.

5.   Taxes
     -----

     The Board intends that financial statement income tax expense or benefit, as the case may be, will be allocated to the Internet Group in an amount equal to the difference between (x) the consolidated income tax expense or benefit of the Corporation for financial statement purposes, and (y) the consolidated income tax expense or benefit of the Corporation for financial statement purposes computed without including the Internet Group financial statement pre-tax income and any other relevant amounts properly allocable to the Internet Group. If the above computation results in a positive amount, such amount will be allocated to the Internet Group as a tax expense. If the above computation results in a negative amount, such amount will be allocated to the Internet Group as a tax benefit.

6.   Corporate Opportunities
     ----------------------

     Taking into account the provisions of the last paragraph of Section 1 hereof, the Board will allocate any business opportunities and operations, any acquired assets and businesses and any assumed liabilities between the Parent Group and the Internet Group, in whole or in part, as it considers to be in the best interests of the Corporation and its stockholders as a whole and as contemplated by the provisions of these Common Stock Policies. To the extent a business opportunity or operation, an acquired asset or business, or an assumed liability would be suitable to be undertaken by or allocated to either Group, it will be allocated by the Board in its business judgment or in accordance with procedures adopted by the Board from time to time to ensure that decisions will be made in the best interests of the Corporation and its stockholders as a whole. Any such allocation may involve the consideration of a number of factors that the Board determines to be relevant, including, without limitation, whether the business opportunity or operation, the acquired asset or business or the assumed liability is principally within the existing scope of a Group's business, whether it is principally within a geographic area served by a Group and whether a Group is better positioned to undertake or have allocated to it such business opportunity or operation, acquired asset or business or assumed liability.

7.   Inter-Group Contracts and Agreements
     ------------------------------------

     (i) The terms of all current and future material transactions, relationships and other matters between the Parent Group and the Internet Group, including those as to which the Groups may have potentially divergent interests, will be determined on a basis that the Board, or management following guidelines or principles established by the Board, considers to be in the best interests of the Corporation and its stockholders as a whole.

      (ii) Certain business operations involving activities by both the Internet Group and the Parent Group will be allocated as provided in this paragraph, subject to the general authority of the Board to modify, amend, suspend, add to or rescind such allocations as set forth herein:


            (A) Use of Intellectual Property. The Parent Group will license to the Internet Group the nonexclusive worldwide right to use and exploit all of the Parent Group's Intellectual Property in the conduct of the Internet Group's businesses. "Intellectual Property" shall include all fanciful, cartoon, artistic, literary, historical, scientific, nature or fictional characters (collectively, "Characters"); copyrights; all copyrightable subject matter; trademarks; service marks; logos; trade names; trade dress and other similar works; utility models; literary, musical (including lyrics) and dramatic works; photographs; pictorial, graphic and sculptural works; motion pictures and other audio-visual works; sound recordings; works of art; patents and other patent rights; computer software, including, without limitation, underlying code; know-how; designs, including designs of Characters, in each case belonging to any member of the Parent Group or the necessary rights to which belong to any member of the Parent Group; provided, that nothing contained in this Paragraph shall
                       --------
     be construed as granting to the Internet Group a right to use content owned by the Corporation that is attributed to the Parent Group. Intellectual Property currently made available to the Internet Group will continue to be made available to the Internet Group without any additional royalty, except as provided in this Paragraph A. No royalty or other fee for the use or exploitation of such Intellectual Property shall be charged to the Internet Group, except for a royalty equal to 1.25% of all Internet Group revenue (excluding revenue derived from the operation of Disney Store.com, but including revenue derived from the sale of products offered by direct mail), less the following deductions: (a) advertising commissions, (b) credit card charges, (c) customs duties and taxes and taxes other than taxes based upon the Internet Group's income (e.g., sales, excise, withholding and value added taxes) and (d) discounts, rebates, returns or credits, freight, insurance, packaging and other shipment expenses (the "Deductions"). Furthermore, in the event that the Internet Group collects revenue with respect to the sale, license or other distribution of Goods (as defined in the License Agreement, dated as of June 18, 1998, between Disney Enterprises, Inc. and Infoseek) effectively as an agent or distributor for the vendor, including Parent Group or the Corporation, only the distributor or agency fee or commission (and not the amount of the revenues derived from such sale) will be included in the revenues upon which such 1.25% royalty is based. However, in the event that any Goods are purchased from third-party licensees of the Parent Group who are under an obligation to pay royalties to Parent Group with respect to such Goods, then no royalty will be charged to the Internet Group with respect to such Goods.

     Notwithstanding the foregoing, the royalties described above will not be deemed earned or accrued until the completion of the first full fiscal year of the Internet Group in which there are positive earnings before interest, taxes and amortization

     ("EBITA"), and such royalties in any fiscal year will in the aggregate not exceed 25% of EBITA of the Internet Group in such fiscal year. All use of Parent Group Intellectual Property will be in conformity with Parent Group's standard licensing terms and conditions for such Intellectual Property.

     The royalty provisions of this Paragraph A and of Paragraph C below replace and supersede any prior agreements for the payment of royalties by the Internet Group Companies to the Parent Group.

          (B) Online Travel Services. The Internet Group will operate one or more travel and ticketing services, offering travel packages to Parent Group attractions and resorts as well as family travel packages to other destinations. The Internet Group will be the Parent Group's preferred online seller of such packages. For its travel packages, the Internet Group will be offered terms and credited with commissions at a rate consistent with market rates afforded by Parent to unaffiliated third parties for comparable services (which rate has initially been determined to be 10 percent of gross revenues), as determined from time to time by or under the supervision of the Board.

          (C) Disney Store.com. The Internet Group will operate Disney Store.com, the Corporation's online seller of Disney-branded consumer merchandise. The Parent Group will be allocated a royalty equal to 8% of
     (i) Disney Store.com's actual costs for Disney-branded merchandise sourced from Parent Group's suppliers or sourced directly by the Internet Group and
     (ii) Parent Group's actual costs for Disney-branded consumer merchandise sourced from Parent Group; provided, that the 8% royalty will not apply to
                                --------
     the sale of products offered by direct mail and not ordered over the internet. However, in the event that any Disney-branded consumer merchandise is purchased from third-party licensees of the Parent Group who are under an obligation to pay royalties to the Parent Group with respect to such Disney-branded consumer merchandise, then no royalty will be allocated to the Parent Group with respect to such Goods.

     Notwithstanding the foregoing, the royalties described above will not be deemed earned or accrued until the completion of the first full fiscal year of the Internet Group in which there are positive EBITA, and such royalties in any fiscal year will in the aggregate not exceed 30% of EBITA of Disney Store.com in such fiscal year.


          (D) Website Development. The Internet Group will develop (or manage the development by third parties of) websites for all Parent Group businesses wishing to develop such sites. For such services, the Internet Group will be compensated on the basis of the Internet Group's actual costs including an allocation of the cost of general and administrative services and facilities generally based upon utilization, plus a margin consistent with market rates for comparable services between unaffiliated third parties (which margin has initially been determined to be 10 percent), as determined from time to time by or under the supervision of the Board. Notwithstanding the foregoing, any Parent Group business may choose to have a third-party developer develop its site if more cost effective, provided, that any such third-party developer shall comply with all policies, procedures and technical specifications set by the Internet Group. In addition, the Internet Group will sell and advertise for such website, with the Internet Group and the applicable participating business unit of the Parent Group splitting evenly all advertising revenues derived from any such websites.

          (E) Promotional Services. The Parent Group will provide promotional services to the Internet Group in such forms and amounts as determined from time to time by or under the supervision of the Board. Cost allocations, if any, to the Internet Group with respect to such services will in all cases be on terms and rates no less favorable to the Internet Group than those that would apply to comparable services provided to unaffiliated third parties and may be provided on substantially more favorable terms, in each case as determined from time to time by or under the supervision of the Board.

8.   Capital Stock Committee
     -----------------------

     The Corporation's bylaws will provide for a standing committee of the Board to be known as the Capital Stock Committee. The Capital Stock Committee will have and exercise such powers, authority and responsibilities as the Board may delegate to such Committee, which will initially include authority to (i) interpret, make determinations under, and oversee the implementation of these Common Stock Policies, other than as they relate to dividends, with respect to which all determinations will be made solely by the Board, (ii) adopt additional general policies governing the relationships between the two Groups, and (iii) engage the services of accountants, investment bankers, appraisers, attorneys and other service providers to assist in discharging its duties. In making determinations in connection with the Common Stock Policies, the members of the Board and the Capital Stock Committee will act in a fiduciary capacity and pursuant to legal guidance concerning their respective obligations under applicable law.

9.  Common Stock Ownership of Directors and Officers
    ------------------------------------------------

    The Board currently intends that its members and officers of the Corporation, over time, hold shares of Parent Common Stock and Internet Group Common Stock (or options or rights therefor).

Annex A
-------

The following is a nonexclusive list of the internet operations of the Corporation that are being allocated to the Internet Group:

(1) ABC.com and related ABC internet operations, including, without limitation, ABCRadio.com, ABCNEWS.com and ABCSports.com

(2) Disney-branded internet operations, including, without limitation, Disney.com, Disneyblast.com, Disneystore.com, Disneychannel.com, Disneyland.com and WaltDisneyWorld.com

(3) Other internet operations based on Disney-owned content, including, without limitation, Family.com and related family-oriented sites, such as familytravel.com; and sites based on motion pictures and television programming, such as touchstonepictures.com, abugslife.com and onesaturdaymorning.com

(4) All ESPN-branded internet operations, including, without limitation, ESPN.com

(5)  GO.com and related GO internet operations (e.g., Goshop.com)

(6) Internet operations conducted under license from third parties, including, without limitation, NBA.com, NFL.com and NASCAR.com

(7) International internet operations, including, without limitation, DOLInternational ESPN International go.com.uk and disney.co.uk

(8) Miscellaneous operations, including, without limitation, movies.com, Tvplex.com, kid.com, video.com and foods.com.

In addition, it is currently contemplated that internet operations under development will be allocated to the Internet Group, including online auction operations, narrowband and broadband private label access operations and broadband portal development.